UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2015

PACIFIC MERCANTILE BANCORP
(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

949 South Coast Drive, Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (714) 438-2500
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Election of New Director
On December 15, 2015, the Board of Directors (the “Board”) of Pacific Mercantile Bancorp (the “Company”) appointed David J. Munio to serve as a director of the Company, effective immediately. Mr. Munio was also appointed as a member of the Board of Directors of the Company’s wholly-owned banking subsidiary, Pacific Mercantile Bank (the “Bank”). In addition, Mr. Munio was appointed to serve as Chairman of the Risk and Finance Committee of the Board and as a member of the Credit Policy Committee of the Board of Directors of the Bank.
There are no arrangements or understandings between Mr. Munio and any other persons pursuant to which Mr. Munio was selected as a director. There are also no family relationships between Mr. Munio and any director or executive officer of the Company or the Bank and Mr. Munio does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
In connection with Mr. Munio’s appointment to the Board, Mr. Munio will receive the standard compensation received by non-employee directors, which compensation was last described in the Company’s Definitive Proxy Statement filed with the SEC on April 15, 2015 and is incorporated herein by reference. The Company will also enter into its standard form of indemnification agreement with Mr. Munio.
Departure of Director
On December 14, 2015, Daniel A. Strauss, a director for both the Company and the Bank, provided notice to the Company of his resignation from the Board and the Bank, effective immediately. The decision of Mr. Strauss to resign was not the result of any disagreement with the Company or the Bank on any matter relating to the respective operations, policies or practices of the Company or the Bank.
Item 7.01    Regulation FD Disclosure
On December 16, 2015, the Company issued a press release announcing the appointment of Mr. Munio to the Board and the resignation of Mr. Strauss from the Board. A copy of that press release is attached as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report and Exhibit 99.1 hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information or that Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release issued on December 16, 2015 announcing the appointment of David J. Munio to the Board of Directors and the resignation of Daniel A. Strauss from the Board of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP
(Registrant)

Date: December 16, 2015	By:	/s/ Robert E. Sjogren
Robert E. Sjogren Executive Vice President and Chief Operating Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press release issued on December 16, 2015 announcing the appointment of David J. Munio to the Board of Directors and the resignation of Daniel A. Strauss from the Board of Directors.